Exhibit 99.2

Last Updated	7/26/2007
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2007 and 2006

		3 Mo. Ended June			6 Mo. Ended June
Line		2007	2006	Incr (Decr)	2007	2006	Incr (Decr)

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$75	$94	$(19)	$79	$88	$(9)
2	Pinnacle West Energy	—	—	—	—	—	—
3	APS Energy Services	(1)	—	(1)	—	1	(1)
4	SunCor	—	8	(8)	8	30	(22)
5	El Dorado	—	—	—	(2)	(2)	—
6	Parent Company	5	9	(4)	9	5	4

7	Income From Continuing Operations	79	111	(32)	94	122	(28)

	Income (Loss) From Discontinued Operations — Net of Tax
8	Silverhawk	—	—	—	—	1	(1)
9	SunCor	—	1	(1)	2	2	—
10	NAC	—	—	—	—	—	—

11	Total	—	1	(1)	2	3	(1)

12	Net Income	$79	$112	$(33)	$96	$125	$(29)

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

13	Arizona Public Service	$0.75	$0.95	$(0.20)	$0.79	$0.89	$(0.10)
14	Pinnacle West Energy	—	—	—	—	—	—
15	APS Energy Services	(0.01)	—	(0.01)	—	0.01	(0.01)
16	SunCor	—	0.07	(0.07)	0.08	0.30	(0.22)
17	El Dorado	—	—	—	(0.02)	(0.02)	—
18	Parent Company	0.04	0.09	(0.05)	0.09	0.05	0.04

19	Income From Continuing Operations	0.78	1.11	(0.33)	0.94	1.23	(0.29)

	Income (Loss) From Discontinued Operations — Net of Tax
20	Silverhawk	—	—	—	—	—	—
21	SunCor	—	0.02	(0.02)	0.01	0.02	(0.01)
22	NAC	—	—	—	—	—	—

23	Total	—	0.02	(0.02)	0.01	0.02	(0.01)

24	Net Income	$0.78	$1.13	$(0.35)	$0.95	$1.25	$(0.30)

25	BOOK VALUE PER SHARE	$34.13 *	$33.08	$1.05	$34.13 *	$33.08	$1.05

	COMMON SHARES OUTSTANDING (Thousands)
26	Average — Diluted	100,779	99,640	1,139	100,718	99,562	1,156
27	End of Period	100,290	99,284	1,006	100,290	99,284	1,006

*	Estimate

See Glossary of Terms.	Page 2 of 31

Last Updated	7/26/2007
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2007 and 2006

		3 Mo. Ended June			6 Mo. Ended June
Line		2007	2006	Incr (Decr)	2007	2006	Incr (Decr)

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT

	Retail
28	Residential	$335	$337	$(2)	$581	$539	$42
29	Business	342	333	9	606	566	40

30	Total retail	677	670	7	1,187	1,105	82
	Wholesale revenue on delivered electricity
31	Traditional contracts	9	7	2	14	13	1
32	Off-system sales	10	22	(12)	17	34	(17)
33	Transmission for others	7	6	1	14	12	2
34	Other miscellaneous services	8	8	—	15	15	—

35	Total regulated operating electricity revenues	711	713	(2)	1,247	1,179	68

	MARKETING AND TRADING
36	Electricity and other commodity sales	93	90	3	165	175	(10)

37	Total operating electric revenues	$804	$803	$1	$1,412	$1,354	$58

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
38	Residential	3,287	3,284	3	6,021	5,703	318
39	Business	4,004	3,971	33	7,289	7,170	119

40	Total retail	7,291	7,255	36	13,310	12,873	437
	Wholesale electricity delivered
41	Traditional contracts	262	181	81	437	396	41
42	Off-system sales	310	218	92	553	890	(337)
43	Retail load hedge management	254	622	(368)	371	800	(429)

44	Total regulated electricity	8,117	8,276	(159)	14,671	14,959	(288)

	MARKETING AND TRADING
45	Wholesale sales of electricity	2,606	3,862	(1,256)	4,663	7,824	(3,161)

46	Total electric sales	10,723	12,138	(1,415)	19,334	22,783	(3,449)

See Glossary of Terms.	Page 3 of 31

Last Updated	7/26/2007
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2007 and 2006

		3 Mo. Ended June			6 Mo. Ended June
Line		2007	2006	Incr (Decr)	2007	2006	Incr (Decr)

	POWER SUPPLY ADJUSTOR (“PSA”) — REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

47	Deferred fuel and purchased power regulatory asset — beginning balance	$118	$169	$(51)	$160	$173	$(13)
48	Deferred fuel and purchased power costs — current period	104	78	26	129	91	38
49	Regulatory disallowance	(14)	—	(14)	(14)	—	(14)
50	Interest on deferred fuel	1	3	(2)	3	4	(1)
51	Amounts recovered through revenues	(72)	(75)	3	(141)	(93)	(48)

52	Deferred fuel and purchased power regulatory asset — ending balance	$137	$175	$(38)	$137	$175	$(38)

	MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
53	Electricity and other commodity sales, realized (a)	$22	$17	$5	$39	$29	$10
54	Mark-to-market reversals on realized sales (a) (b)	1	(1)	2	(4)	(3)	(1)
55	Change in mark-to-market value of forward sales	(6)	—	(6)	(2)	2	(4)

56	Total gross margin	$17	$16	$1	$33	$28	$5

	By Pinnacle West Entity

57	APS	$7	$2	$5	$6	$10	$(4)
58	Pinnacle West Marketing & Trading (c)	—	—	—	2	—	2
59	Parent Company (c)	9	11	(2)	19	12	7
60	APS Energy Services	1	3	(2)	6	6	—
61	Pinnacle West Energy	—	—	—	—	—	—

62	Total gross margin	$17	$16	$1	$33	$28	$5

Future Marketing and Trading Mark-to-Market Realization
As of June 30, 2007, Pinnacle West had accumulated net mark-to-market gains of $24 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2007, $7 million; and 2008, $17 million.

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 53 and in line 54 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 53 are included in line 54. For example, line 54 shows that a prior-period mark-to-market loss of $1 million was transferred to “realized” for the second quarter of 2007. A $1 million realized loss is included in the $22 million on line 53 for the second quarter of 2007.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.

(c)	On February 1, 2007, the Parent Company transferred its market based rate tariff and wholesale power sales agreements to a newly-created subsidiary, Pinnacle West Marketing & Trading, which resulted in Pinnacle West no longer being a public utility under the Federal Power Act. As a result, Pinnacle West is no longer subject to FERC jurisdiction in connection with its issuance of securities or its incurrence of long-term debt.

See Glossary of Terms.	Page 4 of 31

Last Updated	7/26/2007
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2007 and 2006

		3 Mo. Ended June			6 Mo. Ended June
Line		2007	2006	Incr (Decr)	2007	2006	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
63	Residential	962,095	930,402	31,693	963,762	930,601	33,161
64	Business	119,792	114,803	4,989	119,220	114,187	5,033

65	Total	1,081,887	1,045,205	36,682	1,082,982	1,044,788	38,194
66	Wholesale customers	62	76	(14)	63	76	(13)

67	Total customers	1,081,949	1,045,281	36,668	1,083,045	1,044,864	38,181

68	Customer growth (% over prior year)	3.5%	4.6%	(1.1)%	3.7%	4.5%	(0.8)%

	RETAIL SALES (GWH) — WEATHER NORMALIZED

69	Residential	3,214	3,123	91	5,862	5,598	264
70	Business	3,977	3,933	44	7,205	7,181	24

71	Total	7,191	7,056	135	13,067	12,779	288

	RETAIL USAGE (KWh/Average Customer)

72	Residential	3,417	3,530	(113)	6,247	6,128	119
73	Business	33,425	34,590	(1,165)	61,139	62,792	(1,653)

	RETAIL USAGE — WEATHER NORMALIZED (KWh/Average Customer)

74	Residential	3,340	3,357	(17)	6,082	6,015	67
75	Business	33,202	34,263	(1,061)	60,435	62,889	(2,454)

	ELECTRICITY DEMAND (MW)

76	System peak demand	6,982	6,624	358	6,982	6,624	358

See Glossary of Terms.	Page 5 of 31

Last Updated	7/26/2007
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2007 and 2006

		3 Mo. Ended June			6 Mo. Ended June
Line		2007	2006	Incr (Decr)	2007	2006	Incr (Decr)

	ENERGY SOURCES (GWH)

	Generation production
77	Nuclear	1,846	1,198	648	4,145	2,918	1,227
78	Coal	3,265	3,182	83	6,429	6,265	164
79	Gas, oil and other	1,517	2,000	(483)	2,668	3,323	(655)

80	Total generation production	6,628	6,380	248	13,242	12,506	736

	Purchased power
81	Firm load	1,676	1,740	(64)	1,954	2,105	(151)
82	Marketing and trading	3,055	4,597	(1,542)	5,317	9,189	(3,872)

83	Total purchased power	4,731	6,337	(1,606)	7,271	11,294	(4,023)

84	Total energy sources	11,359	12,717	(1,358)	20,513	23,800	(3,287)

	POWER PLANT PERFORMANCE

	Capacity Factors
85	Nuclear	75%	49%	26%	85%	60%	25%
86	Coal	86%	84%	2%	85%	83%	2%
87	Gas, oil and other	21%	28%	(7)%	19%	23%	(4)%
88	System average	49%	48%	1%	50%	47%	3%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day) (a)
89	Nuclear	266	553	(287)	164	430	(266)
90	Coal	189	184	5	196	220	(24)
91	Gas	405	117	288	336	159	177

92	Total	860	854	6	696	809	(113)

(a)	Includes planned and unplanned outages

See Glossary of Terms.	Page 6 of 31

Last Updated	7/26/2007
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2007 and 2006

		3 Mo. Ended June			6 Mo. Ended June
Line		2007	2006	Incr (Decr)	2007	2006	Incr (Decr)

	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
93	Palo Verde	$64.64	$54.63	$10.01	$59.63	$54.21	$5.42
94	SP15	$68.75	$55.39	$13.36	$64.39	$56.87	$7.52
	Off-Peak
95	Palo Verde	$41.46	$28.38	$13.08	$41.76	$35.15	$6.61
96	SP15	$46.14	$27.43	$18.71	$46.00	$36.11	$9.89

	WEATHER INDICATORS

	Actual
97	Cooling degree-days	1,708	1,740	(32)	1,880	1,783	97
98	Heating degree-days	8	4	4	597	468	129
99	Average humidity	18%	18%	0%	27%	23%	4%
	10-Year Averages
100	Cooling degree-days	1,557	1,557	—	1,654	1,654	—
101	Heating degree-days	31	31	—	544	544	—
102	Average humidity	22%	22%	0%	32%	32%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b)(d)
103	Single-family	5,044	5,756	(712)	12,061	14,472	(2,411)
104	Multi-family	1,276	2,305	(1,029)	5,407	5,192	215

105	Total	6,320	8,061	(1,741)	17,468	19,664	(2,196)

	Arizona Job Growth (c) (d)
106	Payroll job growth (% over prior year)	3.5%	5.2%	(1.7)%	3.9%	5.8%	(1.9)%
107	Unemployment rate (%, seasonally adjusted)	3.8%	4.1%	(0.3)%	3.9%	4.2%	(0.3)%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	Economic indicators reflect periods ended May 31, 2007 (latest available data) and May 31, 2006.

See Glossary of Terms.	Page 7 of 31